UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 13, 2022 (January 11, 2022)

Gladstone Commercial Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33097	02-0681276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GOOD	Nasdaq Global Select Market
6.625% Series E Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODN	Nasdaq Global Select Market
6.00% Series G Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2022, the board of directors of Gladstone Commercial Corporation (the “Company”) appointed Arthur S. “Buzz” Cooper, age 65, co-president of the Company effective immediately. Mr. Cooper has been with the Company since its initial public offering in 2003. Most recently, Mr. Cooper has served as the Company’s Chief Investment Officer from April 2021 until January 2022, Executive Vice President from October 2020 until April 2021 and Senior Managing Director from July 2013 until October 2020. Mr. Cooper has over 35 years of experience in the commercial lending industry and the commercial real estate industry. Mr. Cooper is a graduate of Washington and Lee University and is a member of the National Association of Industrial Office Properties. On January 13, 2022, Bob Cutlip notified the Company that he will be resigning as president of the Company on or about June 30, 2022. Mr. Cutlip’s resignation is in connection with his planned retirement.

Item 7.01	Regulation FD Disclosure.

On January 13, 2022, the Company issued a press release (the “Press Release”) announcing Mr. Cooper’s promotion and Mr. Cutlip’s retirement. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title

99.1	Press Release dated January 13, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation (Registrant)

January 13, 2022	By:	/s/ Gary Gerson
Gary Gerson Chief Financial Officer